SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company, formerly Aquila, Inc. (GMO), does not relate to, and is not furnished by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 8.01	Other Information

On March 18, 2009, the Missouri Public Service Commission (the “MPSC”) issued an order in the pending KCP&L and GMO rate cases moving the expected effective date of the MPSC’s orders in these cases from August 5, 2009 to September 5, 2009.  Great Plains Energy and KCP&L will evaluate potential alternatives to mitigate the financial impacts of this delay.  However, there is no assurance that these impacts can be wholly or partially mitigated, and they could have a significant adverse effect on Great Plains Energy’s and KCP&L’s results of operations.

The order also contained certain conditions regarding adjustments to reserves and rate base amounts associated with Iatan Unit No. 1, as well as including a portion of Iatan Unit No. 1 costs in rates on an interim basis, subject to refund, pending a true-up of costs in KCP&L’s and GMO’s next Missouri rate cases.  The order does not provide sufficient detail for Great Plains Energy or KCP&L to reasonably quantify the impact of these conditions.  KCP&L and GMO believe that the MPSC exceeded its authority in establishing these conditions in a procedural order, and will seek rehearing and/or judicial review to remove or clarify these conditions.  It is not possible to predict the outcome of these proceedings.  It is possible that the final orders from the MPSC will authorize a lower rate increase than what either or both KCP&L or GMO have requested, or no increase or a rate reduction.  Management cannot predict or provide any assurances regarding the outcome of these proceedings.

Item 7.01	Regulation FD Disclosure

The information contained in Item 8.01 above is incorporated by reference herein.

Great Plains Energy estimates, based upon the amount of rate increases requested by both KCP&L and GMO in Missouri, that the impact of the delay would be to reduce 2009 earnings by approximately $0.10 per share of Great Plains Energy common stock, if not otherwise mitigated.  KCP&L estimates that the impact of the delay on its 2009 earnings would be approximately $0.06 per share of Great Plains Energy common stock, if not otherwise mitigated.  Great Plains Energy and KCP&L will evaluate potential alternatives to mitigate the financial impacts of this delay.  However, there is no assurance that these impacts can be wholly or partially mitigated, and they could have a significant adverse effect on Great Plains Energy’s and KCP&L’s results of operations.  Great Plains Energy reaffirms its 2009 earnings guidance range of $1.10 to $1.40 per share.

The information under this Item 7.01 is being furnished and shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended.  The information under this Item 7.01 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

FORWARD-LOOKING STATEMENTS
Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L and KCPL Greater Missouri Operations Company (“GMO”); changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: March 18, 2009